UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2012

TENET HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 1400, Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 893-2200

Not Applicable

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

The information in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 16, 2012, Tenet Healthcare Corporation (“Tenet”) completed its offering of $500,000,000 in aggregate principal amount of 4.75% senior secured notes due 2020 (the “Secured Notes”) and $300,000,000 in aggregate principal amount of 6.75% senior unsecured notes due 2020 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”).  The Notes were offered only to eligible purchasers through a private placement and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.

Secured Notes

Tenet will pay interest on the Secured Notes semi-annually, in arrears, on June 1 and December 1 of each year, commencing June 1, 2013, to holders of record on the immediately preceding May 15 and November 15. The Secured Notes will rank senior to Tenet’s existing and future subordinated indebtedness, be effectively senior to Tenet’s existing and future unsecured indebtedness and other liabilities to the extent of the value of the collateral securing the senior secured notes or guarantees thereon, and will rank pari passu with Tenet’s 6.25% senior secured notes due 2018, which were issued in November 2011 and April 2012, 10% senior secured notes due 2018, which were issued in March 2009, and 8.875% senior secured notes due 2019, which were issued in June 2009, and similarly will be guaranteed by and secured by a pledge of the capital stock and other ownership interests of certain of Tenet’s subsidiaries, and will be subordinated to Tenet’s obligations under its senior secured revolving credit facility, and any of its subsidiaries’ secured guarantees thereof, to the extent of the value of the collateral securing borrowings under such facility.

The Secured Notes were issued pursuant to the Base Indenture, as supplemented by a fifteenth supplemental indenture (the “Fifteenth Supplemental Indenture”) dated October 16, 2012, among Tenet, certain of its subsidiaries that will act as guarantors thereunder and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (the “Trustee”).  The Fifteenth Supplemental Indenture contains covenants that, among other things, restrict Tenet’s ability and the ability of its subsidiaries: to incur liens; provide subsidiary guarantees; consummate asset sales; enter into sale and lease-back transactions; or consolidate, merge or sell all or substantially all of their assets, other than in certain transactions between one or more of Tenet’s wholly owned subsidiaries and Tenet. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on Tenet’s ability or the ability of its subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities).

The Fifteenth Supplemental Indenture also provides that the Secured Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the Fifteenth Supplemental Indenture) of Tenet.  In addition, Tenet may, at its option, redeem the Secured Notes in whole or in part at any time at a redemption price equal to 100% of the principal amount of the Secured Notes being redeemed plus the applicable make-whole premium set forth in the Fifteenth Supplemental Indenture, together with accrued and unpaid interest.

In connection with the issuance of the Secured Notes, Tenet also entered into an Exchange and Registration Rights Agreement, dated as of October 16, 2012 (the “Secured Registration Rights Agreement”), with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers. Pursuant to the Secured Registration Rights Agreement, Tenet has agreed to use commercially reasonable efforts to register the Secured Notes with the Securities and Exchange Commission if the Secured Notes have not become freely tradable (as defined in the agreement) on or before the 380th day following the date hereof.

The foregoing is a summary and is qualified by reference to the Fifteenth Supplemental Indenture and Secured Registration Rights Agreement, which are filed herewith as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by reference.

Unsecured Notes

Tenet will pay interest on the Unsecured Notes semi-annually, in arrears, on February 1 and August 1 of each year, commencing February 1, 2013, to holders of record on the immediately preceding January 15 and July 15. The Unsecured Notes will be senior unsecured obligations of Tenet that will rank equally with Tenet’s other existing and future senior unsecured indebtedness, will rank senior to Tenet’s existing and future subordinated indebtedness and will be effectively subordinated to any existing and future secured indebtedness of Tenet to the extent of the value of the collateral securing such secured indebtedness.

The Unsecured Notes were issued pursuant to the Base Indenture, as supplemented by a sixteenth supplemental indenture (the “Sixteenth Supplemental Indenture”), dated October 16, 2012, between Tenet and the Trustee.  The Sixteenth Supplemental Indenture contains covenants that, among other things, restrict Tenet’s ability and the ability of its subsidiaries: to incur liens; enter into sale and lease-back transactions; or consolidate, merge or sell all or substantially all of their assets, other than in certain transactions between one or more of Tenet’s wholly owned subsidiaries and Tenet. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on Tenet’s ability or the ability of its subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities).

The Sixteenth Supplemental Indenture also provides that the Unsecured Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the Sixteenth Supplemental Indenture) of Tenet.  In addition, Tenet may, at its option, redeem the Unsecured Notes in whole or in part at any time at a redemption price equal to 100%

of the principal amount of the Unsecured Notes being redeemed plus the applicable make-whole premium set forth in the Sixteenth Supplemental Indenture, together with accrued and unpaid interest.

In connection with the issuance of the Unsecured Notes, Tenet also entered into an Exchange and Registration Rights Agreement, dated as of October 16, 2012 (the “Unsecured Registration Rights Agreement”), with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc. Pursuant to the Unsecured Registration Rights Agreement, Tenet has agreed to file an exchange offer registration statement for the Unsecured Notes with the Securities and Exchange Commission within 30 days after the date of the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012.

The foregoing is a summary and is qualified by reference to the Sixteenth Supplemental Indenture and Unsecured Registration Rights Agreement, which are filed herewith as Exhibits 4.2 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01                                             Other Events

On October 16, 2012, Tenet issued a press release announcing (1) the completion of the private offering and the issuance of the Secured Notes and Unsecured Notes and (2) the early tender results and initial settlement of its previously announced cash tender offer for its outstanding 7.375% Senior Notes due 2013.

For additional information, reference is made to the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 The following exhibits are filed as a part of this Report.

Exhibit No.	Description
4.1

Fifteenth Supplemental Indenture dated as of October 16, 2012 among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York.

4.2	Sixteenth Supplemental Indenture dated as of October 16, 2012 between Tenet and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York.

10.1

Exchange and Registration Rights Agreement dated as of October 16, 2012, by and among Tenet, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers, and the guarantors party thereto.

10.2

Exchange and Registration Rights Agreement dated as of October 16, 2012, by and among Tenet, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc.

99.1

Press release issued on October 16, 2012, announcing the completion of a private offering of senior secured notes due 2020 and senior unsecured notes due 2020 and Tenet’s early tender results and initial settlement of its tender offer for its senior notes due 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION,

Date: October 16, 2012
	By:	/s/ Paul A. Castanon
		Name:	Paul A. Castanon
		Title:	Vice President, Deputy General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1

Fifteenth Supplemental Indenture dated as of October 16, 2012 among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York.

4.2	Sixteenth Supplemental Indenture dated as of October 16, 2012 between Tenet and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York.

10.1

Exchange and Registration Rights Agreement dated as of October 16, 2012, by and among Tenet, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers, and the guarantors party thereto.

10.2

Exchange and Registration Rights Agreement dated as of October 16, 2012, by and among Tenet, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc.

99.1

Press release issued on October 16, 2012, announcing the completion of a private offering of senior secured notes due 2020 and senior unsecured notes due 2020 and Tenet’s early tender results and initial settlement of its tender offer for its senior notes due 2013.